EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

First Quarter 2022

All information included in this financial supplement is unaudited.
.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

1Q 2022 Financial Supplement	2

Consolidated Financials
and Key Metrics

1Q 2022 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	Change	3/31/2021	3/31/2022	Change

Net income (loss)	$(1,400)	$223	$765	$388	$639	145.6%	$(1,400)	$639	145.6%
Net income (loss) attributable to the noncontrolling interest	(88)	(100)	(93)	(134)	(66)	25.0%	(88)	(66)	25.0%
Net income (loss) attributable to Holdings	$(1,488)	$123	$672	$254	$573	138.5%	$(1,488)	$573	138.5%

Non-GAAP Operating Earnings (1)	$600	$758	$818	$649	$548	(8.7)%	$600	$548	(8.7)%

Total equity attributable to Holdings' shareholders	$10,693	$11,732	$11,680	$11,519	$7,954	(25.6)%	$10,693	$7,954	(25.6)%
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	—%	1,562	1,562	—%
Total equity attributable to Holdings' common shareholders	9,131	10,170	10,118	9,957	6,392	(30.0)%	9,131	6,392	(30.0)%
Less: Accumulated other comprehensive income (loss)	740	1,983	1,876	2,004	(1,787)	(341.5)%	740	(1,787)	(341.5)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,391	$8,187	$8,242	$7,953	$8,179	(2.5)%	$8,391	$8,179	(2.5)%

Return on Equity (ex. AOCI) - TTM	(69.7)%	(35.5)%	(22.7)%	(6.3)%	18.9%		(69.7)%	18.9%
Non-GAAP Operating ROE (1)	21.3%	26.8%	32.4%	33.5%	33.1%		21.3%	33.1%

Debt to capital:
Debt to Capital	26.4%	24.6%	24.7%	25.0%	32.6%		26.4%	32.6%
Debt to Capital (ex. AOCI)	27.8%	28.2%	28.1%	28.7%	28.3%		27.8%	28.3%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$(3.46)	$0.23	$1.59	$0.56	$1.43	141.3%	$(3.46)	$1.43	141.2%
Non-GAAP Operating Earnings (1)	$1.35	$1.71	$1.94	$1.54	$1.36	0.8%	$1.35	$1.36	0.8%
Book value per common share	$21.32	$24.20	$25.00	$25.45	$16.64	(22.0)%	$21.32	$16.64	(22.0)%
Book value per common share (ex. AOCI)	$19.59	$19.48	$20.37	$20.33	$21.29	8.6%	$19.59	$21.29	8.6%

Weighted-average common shares outstanding:
Basic	434.2	424.2	411.3	400.4	388.6	(10.5)%	434.2	388.6	(10.5)%
Diluted	434.2	428.3	414.6	404.3	391.7	(9.8)%	434.2	391.7	(9.8)%

Ending common shares outstanding	428.3	420.2	404.7	391.2	384.2	(10.3)%	428.3	384.2	(10.3)%

Return to common shareholders:
Common stock dividend	$74	$76	$74	$72	$70		$74	$70
Repurchase of common shares (3)	430	279	460	468	279		430	279
Total capital returned to common shareholders	$504	$355	$534	$540	$349		$504	$349

Market Values:
S&P 500	3,973	4,298	4,308	4,766	4,530	14.0%	3,973	4,530	14.0%
US 10-Year Treasury	1.7%	1.5%	1.5%	1.5%	2.3%		1.7%	2.3%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Fourth quarter 2021 repurchase of common shares includes $112 million accelerated from first quarter 2022.

1Q 2022 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	Change	3/31/2021	3/31/2022	Change

Revenues
Policy charges and fee income	$949	$939	$867	$882	$840	(11.5)%	$949	$840	(11.5)%
Premiums	258	241	230	231	247	(4.3)%	258	247	(4.3)%
Net derivative gains (losses)	(2,546)	(1,199)	(185)	(535)	821	132.2%	(2,546)	821	132.2%
Net investment income (loss)	884	1,033	997	932	804	(9.0)%	884	804	(9.0)%
Investment gains (losses), net	184	420	163	101	(326)	(277.2)%	184	(326)	(277.2)%
Investment management and service fees	1,257	1,318	1,323	1,497	1,355	7.8%	1,257	1,355	7.8%
Other income	167	198	220	210	203	21.6%	167	203	21.6%
Total revenues	1,153	2,950	3,615	3,318	3,944	242.1%	1,153	3,944	242.1%

Benefits and other deductions
Policyholders’ benefits	939	828	751	700	1,060	12.9%	939	1,060	12.9%
Interest credited to policyholders’ account balances	291	309	305	314	315	8.2%	291	315	8.2%
Compensation and benefits	580	568	614	598	595	2.6%	580	595	2.6%
Commissions and distribution related payments	382	397	436	447	422	10.5%	382	422	10.5%
Interest expense	74	51	59	60	47	(36.5)%	74	47	(36.5)%
Amortization of deferred policy acquisition costs	87	106	64	136	181	108.0%	87	181	108.0%
Other operating costs and expenses	608	447	456	598	537	(11.7)%	608	537	(11.7)%
Total benefits and other deductions	2,961	2,706	2,685	2,853	3,157	6.6%	2,961	3,157	6.6%

Income (loss) from operations, before income taxes	(1,808)	244	930	465	787	143.5%	(1,808)	787	143.5%
Income tax (expense) benefit	408	(21)	(165)	(77)	(148)	(136.3)%	408	(148)	(136.3)%
Net income (loss)	(1,400)	223	765	388	639	145.6%	(1,400)	639	145.6%
Less: net (income) loss attributable to the noncontrolling interest	(88)	(100)	(93)	(134)	(66)	25.0%	(88)	(66)	25.0%
Net income (loss) attributable to Holdings	$(1,488)	$123	$672	$254	$573	138.5%	$(1,488)	$573	138.5%
Less: Preferred stock dividends	(13)	(26)	(14)	(26)	(14)	(7.7)%	(13)	(14)	(7.7)%
Net income (loss) available to Holdings' common shareholders	$(1,501)	$97	$658	$228	$559	137.2%	$(1,501)	$559	137.2%

Adjustments related to:
Variable annuity product features	$2,267	$1,193	$172	$513	$(601)		$2,267	$(601)
Investment gains (losses), net	(183)	(420)	(164)	(100)	326		(183)	326
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	34	26	27	33	19		34	19
Other adjustments (1) (2) (3)	524	7	141	45	220		524	220
Income tax (expense) benefit related to above adjustments	(555)	(171)	(35)	(103)	8		(555)	8
Non-recurring tax items	1	—	5	7	3		1	3
Non-GAAP Operating earnings (4)	$600	$758	$818	$649	$548		$600	$548

Notes:
(1) Includes Separation Costs of $21 million for the three months ended March 31, 2021. Separation costs were completed during 2021.
(2) Includes certain legal accruals related to the cost of insurance litigation of $59 million and $180 million for the three months ended March 31, 2022 and 2021, respectively. Includes policyholder benefit costs of $75 million for the three months ended March 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market.
(3) Includes Non-GMxB related derivative hedge losses of ($2) million and $244 million for the three months ended March 31, 2022 and 2021, respectively.
(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial
and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

1Q 2022 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022

Assets
Total investments	$105,497	$100,467	$102,007	$105,111	$98,776
Cash and cash equivalents	6,795	5,761	5,255	5,188	5,713
Cash and securities segregated, at fair value	1,413	1,073	909	1,504	1,693
Broker-dealer related receivables	2,361	2,474	2,639	2,599	2,744
Deferred policy acquisition costs	4,943	4,838	5,366	5,491	6,592
Goodwill and other intangible assets, net	4,744	4,739	4,734	4,728	4,723
Amounts due from reinsurers	4,526	14,462	14,801	14,679	14,060
GMIB reinsurance contract asset, at fair value	1,907	2,026	1,937	1,848	1,582
Current and deferred income taxes	509	428	293	195	1,111
Other assets	3,859	4,149	4,545	3,613	3,852
Assets held-for-sale	483	—	—	—	—
Separate Accounts assets	139,795	145,565	142,093	147,306	136,812
Total assets	$276,832	$285,982	$284,579	$292,262	$277,658

Liabilities
Policyholders’ account balances	$73,303	$75,169	$75,909	$79,357	$79,549
Future policy benefits and other policyholders’ liabilities	35,922	36,835	37,184	36,717	35,165
Broker-dealer related payables	2,283	1,643	1,087	1,283	1,992
Customers related payables	3,179	2,942	3,153	3,600	3,684
Amounts due to reinsurers	1,340	1,377	1,466	1,381	1,331
Short-term and long-term debt	4,022	3,920	3,839	3,931	4,044
Income taxes payable	—	—	—	—	—
Notes issued by consolidated variable interest entities, at fair value using the fair value option	323	746	1,190	1,191	1,182
Other liabilities	3,990	4,439	5,343	3,933	4,030
Liabilities held-for-sale	270	—	—	—	—
Separate Accounts liabilities	139,795	145,565	142,093	147,306	136,812
Total liabilities	264,427	272,636	271,264	278,699	267,789
Redeemable noncontrolling interest	137	42	143	468	386

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,562
Common stock	5	5	5	4	4
Additional paid-in capital	1,928	1,980	1,917	1,919	1,933
Treasury shares	(2,300)	(2,537)	(2,537)	(2,850)	(3,070)
Retained earnings	8,758	8,739	8,857	8,880	9,312
Accumulated other comprehensive income (loss)	740	1,983	1,876	2,004	(1,787)
Total equity attributable to Holdings	10,693	11,732	11,680	11,519	7,954
Noncontrolling interest	1,575	1,572	1,492	1,576	1,529
Total equity	12,268	13,304	13,172	13,095	9,483
Total liabilities, redeemable noncontrolling interest and equity	$276,832	$285,982	$284,579	$292,262	$277,658

1Q 2022 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	185	82	1	92	204
Total short-term debt	185	82	1	92	204

Total long-term debt	3,837	3,838	3,838	3,839	3,840

Total short-term and long-term debt: [A]	$4,022	$3,920	$3,839	$3,931	$4,044

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,562
Common stock	$5	$5	$5	$4	$4
Additional paid-in capital	1,928	1,980	1,917	1,919	1,933
Treasury stock, at cost	(2,300)	(2,537)	(2,537)	(2,850)	(3,070)
Retained earnings	8,758	8,739	8,857	8,880	9,312
Accumulated other comprehensive income (loss)	740	1,983	1,876	2,004	(1,787)
Total equity attributable to Holdings	10,693	11,732	11,680	11,519	7,954
Noncontrolling interest	1,575	1,572	1,492	1,576	1,529
Total equity	$12,268	$13,304	$13,172	$13,095	$9,483

Total equity attributable to Holdings, (ex. AOCI): [B]	$9,953	$9,749	$9,804	$9,515	$9,741

Capital:
Total capitalization (3)	$14,530	$15,570	$15,518	$15,358	$11,794
Total capitalization (ex. AOCI): [A+B] (3)	$13,790	$13,587	$13,642	$13,354	$13,581

Debt to capital:
Debt to capital (2)	26.4%	24.6%	24.7%	25.0%	32.6%
Debt to capital (ex. AOCI) (2)	27.8%	28.2%	28.1%	28.7%	28.3%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	440.8	428.3	420.2	404.7	391.2
Repurchases	(3.2)	(7.1)	—	(9.6)	(7.9)
Retirements	(11.2)	(1.1)	(15.6)	(4.0)	(0.7)
Issuances	2.0	0.1	0.1	0.1	1.6
Ending basic common shares outstanding	428.3	420.2	404.7	391.2	384.2
Total potentially dilutive shares	—	—	—	—	3.1
Ending common shares outstanding - maximum potential dilution	428.3	420.2	404.7	391.2	387.3
Notes:
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

1Q 2022 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other

	Three Months Ended March 31, 2022
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$394	$94	$—	$514	$85	$1,087
Net investment income (loss)	297	180	(23)	272	150	876
Net derivative gains (losses)	164	(5)	20	—	7	186
Investment Management, service fees and other income	167	65	1,138	65	132	1,567
Segment revenues	1,022	334	1,135	851	374	3,716
Benefits and other deductions
Policyholders’ benefits	324	—	—	521	142	987
Interest credited to policyholders’ account balances	76	78	—	128	33	315
Commissions and distribution related payments	80	15	176	41	110	422
Amortization of deferred policy acquisition costs	97	16	—	35	10	158
Compensation, benefits and other operating costs and expenses	88	42	675	84	110	999
Interest expense and financing fees	—	—	—	—	53	53
Segment benefits and other deductions	665	151	851	809	458	2,934
Operating earnings (loss), before income taxes	357	183	284	42	(84)	782
Income Taxes	(64)	(33)	(46)	(7)	17	(133)
Operating earnings (loss), before noncontrolling interest	293	150	238	35	(67)	649
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(102)	—	1	(101)
Operating earnings (loss)	$293	$150	$136	$35	$(66)	$548

	Three Months Ended March 31, 2021
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$522	$86	$—	$504	$95	$1,207
Net investment income (loss)	325	180	—	262	143	910
Net derivative gains (losses)	(59)	—	2	(1)	(10)	(68)
Investment Management, service fees and other income	192	63	1,002	61	106	1,424
Segment revenues	980	329	1,004	826	334	3,473
Benefits and other deductions
Policyholders’ benefits	206	—	—	509	171	886
Interest credited to policyholders’ account balances	68	75	—	123	25	291
Commissions and distribution related payments	81	13	162	34	92	382
Amortization of deferred policy acquisition costs	78	5	—	26	(6)	103
Compensation, benefits and other operating costs and expenses	112	55	580	85	85	917
Interest Expense and Financing Fees	—	—	1	—	58	59
Segment benefits and other deductions	545	148	743	777	425	2,638
Operating earnings (loss), before income taxes	435	181	261	49	(91)	835
Income Taxes	(72)	(30)	(44)	(8)	15	(139)
Operating earnings (loss), before noncontrolling interest	363	151	217	41	(76)	696
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(96)	—	—	(96)
Operating earnings (loss)	$363	$151	$121	$41	$(76)	$600

1Q 2022 Financial Supplement	8

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022

Assets Under Management

AB AUM
Total AB	$697.2	$738.4	$742.2	$778.6	$735.4
Exclusion for General Account and other Affiliated Accounts	(84.5)	(76.7)	(77.4)	(79.7)	(75.1)
Exclusion for Separate Accounts	(42.2)	(44.4)	(43.6)	(48.8)	(45.3)
AB third party	$570.4	$617.3	$621.2	$650.1	$615.0

Total company AUM
AB third party	$570.4	$617.3	$621.2	$650.1	$615.0
General Account and other Affiliated Accounts (1) (3)	112.3	106.2	107.3	110.3	104.5
Separate Accounts (2) (3)	139.8	145.6	142.1	147.3	136.8
Total AUM	$822.5	$869.1	$870.6	$907.7	$856.3

Total Assets Under Administration (AUA) (4)	$70.1	$75.4	$77.4	$83.3	$79.3

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,369	4,314	4,263	4,382	4,252

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022, Separate Account and General Account AUM is inclusive of $16.9 billion, $63 million, $16.3 billion, $64 million, $16.6 billion, $61 million, $15.1 billion and $60 million, respectively, Account Value ceded to Venerable. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.
(4) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Corporate and Other.

1Q 2022 Financial Supplement	9

Sales Metrics by Segment

	For the Three Months Ended						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	Change	3/31/2021	3/31/2022	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$2,386	$2,753	$2,801	$3,043	$2,802	17.4%	$2,386	$2,802	17.4%
Renewal premium and deposits	83	90	83	68	84	0.7%	83	84	0.7%
Total Gross Premiums	$2,469	$2,843	$2,884	$3,111	$2,886	16.9%	$2,469	$2,886	16.9%

Group Retirement
First year premiums and deposits	$332	$352	$364	$452	$879	164.6%	$332	$879	164.6%
Renewal premium and deposits	600	628	485	626	623	3.8%	600	623	3.8%
Total Gross Premiums	$932	$980	$849	$1,078	$1,502	61.2%	$932	$1,502	61.2%

Protection Solutions
First year premiums and deposits	$98	$100	$95	$133	$117	19.4%	$98	$117	19.4%
Renewal premium and deposits	664	648	659	668	916	37.9%	664	916	37.9%
Total Gross Premiums	$762	$748	$754	$801	$1,033	35.5%	$762	$1,033	35.5%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$4.9	$17.6	$2.6	$6.6	$14.3	191.8%	$4.9	$14.3	191.8%
Retail	23.0	23.8	25.6	27.6	20.6	(10.4)%	23.0	20.6	(10.4)%
Private Wealth	5.4	3.6	4.1	5.2	6.0	11.1%	5.4	6.0	11.1%
Firmwide Gross Sales	$33.3	$45.0	$32.3	$39.4	$40.9	22.8%	$33.3	$40.9	22.8%

Gross sales by investment service
Equity Active	$15.6	$18.3	$17.2	$21.8	$17.3	10.9%	$15.6	$17.3	10.9%
Equity Passive (1)	0.2	0.4	0.5	0.3	0.2	—%	0.2	0.2	—%
Fixed Income - Taxable	12.4	16.3	8.8	7.4	7.1	(42.7)%	12.4	7.1	(42.7)%
Fixed Income - Tax-Exempt	3.4	3.2	3.3	3.6	4.0	17.6%	3.4	4.0	17.6%
Fixed Income Passive (1)	—	0.8	0.4	3.4	(0.1)	(100.0)%	—	(0.1)	(100.0)%
Alternatives/Multi-Asset Solutions (2)	1.7	6.0	2.1	2.9	12.4	629.4%	1.7	12.4	629.4%
Firmwide Gross Sales	$33.3	$45.0	$32.3	$39.4	$40.9	22.8%	$33.3	$40.9	22.8%

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services

1Q 2022 Financial Supplement	10

Business Segments:
Operating Earnings Results and Metrics

1Q 2022 Financial Supplement	11

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	Change	3/31/2021	3/31/2022	Change

Revenues
Policy charges, fee income and premiums	$522	$496	$439	$410	$394	(24.5)%	$522	$394	(24.5)%
Net investment income (loss)	325	351	296	315	297	(8.6)%	325	297	(8.6)%
Net derivative gains (losses)	(59)	(69)	77	(77)	164	378.0%	(59)	164	378.0%
Investment management, service fees and other income	192	201	186	180	167	(13.0)%	192	167	(13.0)%
Segment revenues	980	979	998	828	1,022	4.3%	980	1,022	4.3%

Benefits and other deductions
Policyholders’ benefits	206	163	272	79	324	57.3%	206	324	57.3%
Interest credited to policyholders’ account balances	68	67	70	71	76	11.8%	68	76	11.8%
Commissions and distribution-related payments	81	75	89	83	80	(1.2)%	81	80	(1.2)%
Amortization of deferred policy acquisition costs	78	73	88	64	97	24.4%	78	97	24.4%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	112	99	96	104	88	(21.4)%	112	88	(21.4)%
Segment benefits and other deductions	545	477	615	401	665	22.0%	545	665	22.0%

Operating earnings (loss), before income taxes	435	502	383	427	357	(17.9)%	435	357	(17.9)%
Income taxes	(72)	(88)	(67)	(76)	(64)	11.1%	(72)	(64)	11.1%
Operating earnings (loss), before noncontrolling interest	363	414	316	351	293	(19.3)%	363	293	(19.3)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$363	$414	$316	$351	$293	(19.3)%	$363	$293	(19.3)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$1,526	$1,590	$1,535	$1,444	$1,374	(10.0)%	$1,526	$1,374	(10.0)%

Average Account Value (TTM)	$112,460	$113,609	$113,580	$112,208	$108,605	(3.4)%	$112,460	$108,605	(3.4)%

Return on assets (TTM)	1.61%	1.66%	1.61%	1.56%	1.54%		1.61%	1.54%

Net flows (1)
Current Product Offering	$559	$762	$702	$574	$665	18.9%	$559	$665	18.9%
Legacy	(1,075)	(940)	(689)	(787)	(613)	43.0%	(1,075)	(613)	43.0%
Net flows	$(516)	$(178)	$13	$(213)	$52	110.1%	$(516)	$52	110.1%

First year premiums and deposits	$2,386	$2,753	$2,801	$3,043	$2,802	17.4%	$2,386	$2,802	17.4%

In-force Policy Count by Product (in thousands) (2):
Current Product Offering	561	564	568	571	573		561	573
Legacy	333	328	322	318	313		333	313
Total	894	892	890	889	886		894	886

Notes:
(1)Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022 were $(120) million, $(322) million, $(388) million and $(316) million, respectively.
(2) As of September 30, 2021, December 31, 2021 and March 31, 2022, In-force Policy Count by Product presented on a gross basis includes 107 thousand, 106 thousand and 104 thousand ceded policies, respectively, related to the Venerable transaction.
-

1Q 2022 Financial Supplement	12

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	3/31/2021	3/31/2022

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$1,752	$1,905	$1,910	$2,060	$1,926	$1,752	$1,926
Retirement Cornerstone	369	454	531	597	481	369	481
Investment Edge	184	301	274	289	241	184	241
Other	81	93	86	97	154	81	154
Total First Year Premiums and Deposits	$2,386	$2,753	$2,801	$3,043	$2,802	$2,386	$2,802

First Year Premiums and Deposits by Guarantee:
Non-GMxB	$1,919	$2,168	$2,186	$2,375	$2,231	$1,919	$2,231
ROP death benefit only	179	203	160	161	109	179	109
Total non-GMxB & ROP death benefit only	2,098	2,371	2,346	2,536	2,340	2,098	2,340
Floating rate GMxB	287	381	455	500	395	287	395
Fixed rate GMxB	1	1	—	1	—	1	—
Other	—	—	—	6	67	—	67
Total First Year Premiums and Deposits	$2,386	$2,753	$2,801	$3,043	$2,802	$2,386	$2,802

Account Values
General Account:
Balance as of beginning of period	$30,783	$32,259	$34,090	$35,590	$37,698	$30,783	$37,698
Gross premiums and deposits (6)	1,388	1,760	2,137	1,898	1,831	1,388	1,831
Surrenders, withdrawals and benefits	(684)	(787)	(847)	(1,015)	(933)	(684)	(933)
Net flows (1)	704	973	1,290	883	898	704	898
Investment performance, interest credited and policy charges (1)	772	917	248	1,225	(722)	772	(722)
Ceded to Venerable (2)	—	(61)	—	—	—	—	—
Other (3) (4) (5)	—	2	(38)	—	—	—	—
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$32,259	$34,090	$35,590	$37,698	$37,874	$32,259	$37,874
Separate Accounts:
Balance as of beginning of period	$86,607	$88,521	$74,345	$72,123	$74,206	$86,607	$74,206
Gross premiums and deposits (6)	1,081	1,061	711	1,214	1,027	1,081	1,027
Surrenders, withdrawals and benefits	(2,301)	(2,212)	(1,988)	(2,310)	(1,873)	(2,301)	(1,873)
Net flows (1)	(1,220)	(1,151)	(1,277)	(1,096)	(846)	(1,220)	(846)
Investment performance, interest credited and policy charges (1)	3,134	3,786	(945)	3,179	(4,865)	3,134	(4,865)
Ceded to Venerable (2)	—	(16,866)	—	—	—	—	—
Other (3) (4) (5)	—	55	—	—	—	—	—
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$88,521	$74,345	$72,123	$74,206	$68,495	$88,521	$68,495
Total:
Balance as of beginning of period	$117,390	$120,780	$108,435	$107,713	$111,904	$117,390	$111,904
Gross premiums and deposits (5)	2,469	2,821	2,848	3,111	2,858	2,469	2,858
Surrenders, withdrawals and benefits	(2,985)	(2,999)	(2,835)	(3,324)	(2,806)	(2,985)	(2,806)
Net flows (1)	(516)	(178)	13	(213)	52	(516)	52
Investment performance, interest credited and policy charges (1)	3,906	4,703	(697)	4,404	(5,587)	3,906	(5,587)
Ceded to Venerable (2)	—	(16,927)	—	—	—	—	—
Other (3) (4)	—	57	(38)	—	—	—	—
Balance as of end of period	$120,780	$108,435	$107,713	$111,904	$106,369	$120,780	$106,369

Net Amount at Risk (NAR)
Total GMIB NAR	$8,049	$3,820	$4,119	$3,910	$3,727	$8,049	$3,727
Total GMDB NAR	17,562	9,002	9,569	8,987	10,856	17,562	10,856
Reserves (Net of Reinsurance)
GMIB Reserves	$11,680	$4,606	$4,913	$4,613	$4,149	$11,680	$4,149
GMDB Reserves	4,999	2,829	2,765	2,737	2,792	4,999	2,792
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$16,679	$7,435	$7,678	$7,350	$6,941	$16,679	$6,941
Notes:
(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022 were $(120) million, $(322) million, $(388) million and $(316) million, respectively. Investment performance, interest credited and policy charges of $(273) million ,$714 million and $(1.2) billion, for the three months ended September 30, 2021, December 31, 2021 and March 31, 2022, respectively, are not included as it excludes activity related to ceded AV to Venerable.

1Q 2022 Financial Supplement	13

(2) Effective June 1, 2021, AV excludes activity related to ceded AV to Venerable. In addition, roll-forward reflects the AV ceded to Venerable as of the transaction date. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.
(3) For the three months ended September 30, 2021, amounts reflect ($38) million transfer of policyholders account balances to future policyholder benefits and other policyholders liabilities related to structured settlement contracts.
(4) For the three months ended June 30, 2021, amounts reflect $57 million of AV transfer of a closed block of GMxB business from GR to IR.
(5) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

1Q 2022 Financial Supplement	14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	Change	3/31/2021	3/31/2022	Change

Revenues
Policy charges, fee income and premiums	$86	$91	$96	$98	$94	9.3%	$86	$94	9.3%
Net investment income (loss)	180	195	189	188	180	—%	180	180	—%
Net derivative gains (losses)	—	(5)	(11)	(3)	(5)	(100.0)%	—	(5)	(100.0)%
Investment management, service fees and other income	63	65	69	71	65	3.2%	63	65	3.2%
Segment revenues	329	346	343	354	334	1.5%	329	334	1.5%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	75	75	77	76	78	4.0%	75	78	4.0%
Commissions and distribution-related payments	13	16	12	15	15	15.4%	13	15	15.4%
Amortization of deferred policy acquisition costs	5	8	(24)	11	16	220.0%	5	16	220.0%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	55	40	45	108	42	(23.6)%	55	42	(23.6)%
Segment benefits and other deductions	148	139	110	210	151	2.0%	148	151	2.0%

Operating earnings (loss), before income taxes	181	207	233	144	183	1.1%	181	183	1.1%
Income taxes	(30)	(36)	(41)	(27)	(33)	(10.0)%	(30)	(33)	(10.0)%
Operating earnings (loss), before noncontrolling interest	151	171	192	117	150	(0.7)%	151	150	(0.7)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$151	$171	$192	$117	$150	(0.7)%	$151	$150	(0.7)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$536	$617	$680	$631	$630	17.5	$536	$630	17.5%

Average Account Value (TTM) (1)	$40,813	$43,068	$44,812	$46,075	$46,515	14.0%	$40,813	$46,515	14.0%

Return on assets (TTM) (1)	1.56%	1.71%	1.81%	1.66%	1.65%		1.56%	1.65%

Net flows	$(36)	$101	$(135)	$(109)	$523	N/M	$(36)	$523	N/M

Gross premiums and deposits	$932	$980	$849	$1,078	$1,502	61.2%	$932	$1,502	61.2%

Notes:
(1) Amounts revised to include Mutual Fund AUA balances. Impact to average account value TTM for March 31 2021, June 30 2021, September 30 2021 and December 31 2021 are: $(260) million, $(307) million, $(343) million and $(383) million, respectively, and an impact on return on assets of (0.01)% per aforementioned periods.

1Q 2022 Financial Supplement	15

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	3/31/2021	3/31/2022

Sales Metrics
Gross premiums and deposits: (1)
First-year premiums and deposits	$332	$352	$364	$452	$879	$332	$879
Renewal premiums and deposits	600	628	485	626	623	600	623
Group Retirement premiums and deposits	$932	$980	$849	$1,078	$1,502	$932	$1,502

Gross premiums and deposits by market: (1)
Tax-exempt	$204	$238	$228	$346	$219	$204	$219
Corporate	119	106	128	97	89	119	89
Institutional	3	2	2	2	565	3	565
Other	6	6	6	7	6	6	6
Total First Year Premiums and Deposits	332	352	364	452	879	332	879
Tax-exempt	454	489	355	491	468	454	468
Corporate	97	93	91	92	103	97	103
Institutional	—	—	—	—	—	—	—
Other	49	46	39	43	52	49	52
Total renewal premiums and deposits	600	628	485	626	623	600	623
Group Retirement premiums and deposits by market	$932	$980	$849	$1,078	$1,502	$932	$1,502

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$12,826	$12,924	$12,983	$13,042	$13,046	$12,826	$13,046
Gross premiums and deposits	288	225	253	289	329	288	329
Surrenders, withdrawals and benefits	(278)	(251)	(276)	(373)	(270)	(278)	(270)
Net flows	10	(26)	(23)	(84)	59	10	59
Investment performance, interest credited and policy charges	88	87	82	88	66	88	66
Other (2)	—	(2)	—	—	—	—	—
Balance as of end of period	$12,924	$12,983	$13,042	$13,046	$13,171	$12,924	$13,171

Separate Accounts and Mutual Funds (3) (4) (5)
Balance as of beginning of period	$29,930	$31,350	$33,316	$32,875	$34,763	$29,930	$34,763
Gross premiums and deposits	644	755	596	789	1,173	644	1,173
Surrenders, withdrawals and benefits	(690)	(628)	(708)	(814)	(709)	(690)	(709)
Net flows	(46)	127	(112)	(25)	464	(46)	464
Investment performance, interest credited and policy charges	1,466	1,894	(329)	1,913	(2,363)	1,466	(2,363)
Other (2)	—	(55)	—	—	—	—	—
Balance as of end of period	$31,350	$33,316	$32,875	$34,763	$32,864	$31,350	$32,864

Total: (3) (4) (5)
Balance as of beginning of period	$42,756	$44,274	$46,299	$45,917	$47,809	$42,756	$47,809
Gross premiums and deposits	932	980	849	1,078	1,502	932	1,502
Surrenders, withdrawals and benefits	(968)	(879)	(984)	(1,187)	(979)	(968)	(979)
Net flows	(36)	101	(135)	(109)	523	(36)	523
Investment performance, interest credited and policy charges	1,554	1,981	(247)	2,001	(2,297)	1,554	(2,297)
Other (2)	—	(57)	—	—	—	—	—
Balance as of end of period	$44,274	$46,299	$45,917	$47,809	$46,035	$44,274	$46,035
Notes:
(1) Includes both AUM and AUA. Prior period amounts related to the premiums and deposits were revised to include Mutual Fund AUA. Gross premium and deposits revisions for the discrete periods of March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021 are $28 million, $52 million, $17 million, and $120 million, respectively.

(2) For the three months ended June 31, 2021, amounts reflect AV transfer of GMxB closed block business from GR to IR.

1Q 2022 Financial Supplement	16

(3) Prior period amounts related to the net flows were revised to include Mutual Fund AUA. Net Flow revisions for the discrete periods of March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021 are $14 million, $33 million, $1 million and $80 million, respectively.

(4) Prior period amounts related to Investment performance, interest credited and policy charges were revised to include Mutual Fund AUA. Investment performance, interest credited and policy charges revisions for the discrete periods of March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021 are $11 million, $19 million, ($3 million) and $3 million, respectively.

(5) March 31, 2021 beginning balance revision of $297 million to reflect inclusion of December 31, 2020 year-end Mutual Fund AUA ending balance.

1Q 2022 Financial Supplement	17

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	Change	3/31/2021	3/31/2022	Change

Revenues
Net investment income (loss)	$—	$12	$(2)	$3	$(23)	(100.0)%	$—	$(23)	(100.0)%
Net derivative gains (losses)	2	(11)	2	(6)	20	900.0%	2	20	900.0%
Investment management, service fees and other income	1,002	1,071	1,093	1,264	1,138	13.6%	1,002	1,138	13.6%
Segment Revenues	1,004	1,072	1,093	1,261	1,135	13.0%	1,004	1,135	13.0%

Benefits and other deductions
Commissions and distribution-related payments	162	168	187	191	176	8.6%	162	176	8.6%
Compensation, benefits and other operating costs and expenses	580	629	622	676	675	16.4%	580	675	16.4%
Interest expense and financing fees	1	—	—	4	—	(100.0)%	1	—	(100.0)%
Total benefits and other deductions	743	797	809	871	851	14.5%	743	851	14.5%

Operating earnings (loss), before income taxes	261	275	284	390	284	8.8%	261	284	8.8%
Income taxes	(44)	(49)	(49)	(66)	(46)	(4.5)%	(44)	(46)	(4.5)%
Operating earnings (loss), before noncontrolling interest	217	226	235	324	238	9.7%	217	238	9.7%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(96)	(100)	(101)	(141)	(102)	(6.3)%	(96)	(102)	(6.3)%
Operating earnings (loss)	$121	$126	$134	$183	$136	12.4%	$121	$136	12.4%

Summary Metrics

Adjusted operating margin (1)	31.7%	31.7%	31.8%	38.5%	31.5%		31.7%	31.5%

Net flows (in billions USD)	$5.2	$6.2	$7.2	$7.4	$11.4		$5.2	$11.4

Total AUM (in billions USD)	$697.2	$738.4	$742.2	$778.6	$735.4		$697.2	$735.4

Ownership Structure of AB

Holdings and its subsidiaries	62.8%	62.9%	63.2%	63.0%	63.0%		62.8%	63.0%
AB Holding	36.5%	36.3%	36.1%	36.2%	36.3%		36.5%	36.3%
Unaffiliated holders	0.7%	0.8%	0.7%	0.8%	0.7%		0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	64.3%	64.4%	64.7%	64.5%	64.5%		64.3%	64.5%
EQH average economic interest	64.2%	64.4%	64.6%	64.7%	64.5%		64.2%	64.5%

Units of limited partnership outstanding (in millions)	272.7	272.0	270.9	271.5	271.8		272.7	271.8
Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

1Q 2022 Financial Supplement	18

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022

AUM Roll-forward
Balance as of beginning of period	$685.9	$697.2	$738.4	$742.2	$778.6
Sales/new accounts	33.3	45.0	32.3	39.4	40.9
Redemptions/terminations	(24.2)	(32.4)	(21.5)	(25.7)	(24.6)
Cash flow/unreinvested dividends	(3.9)	(6.4)	(3.6)	(6.3)	(4.9)
Net long-term (outflows) inflows	5.2	6.2	7.2	7.4	11.4
Market appreciation (depreciation)	6.1	35.0	(3.4)	29.0	(54.6)
Net change	11.3	41.2	3.8	36.4	(43.2)
Balance as of end of period	$697.2	$738.4	$742.2	$778.6	$735.4

Ending Assets by distribution channel
Institutions	$314.7	$329.1	$327.5	$337.1	$325.9
Retail	272.3	293.7	298.8	319.9	292.6
Private Wealth	110.2	115.6	115.9	121.6	116.9
Total	$697.2	$738.4	$742.2	$778.6	$735.4

Ending Assets by investment service
Equity
Actively Managed	$231.8	$256.7	$260.3	$287.6	$265.2
Passively Managed (1)	66.3	69.5	69.1	71.6	66.2
Total Equity	$298.1	$326.2	$329.4	$359.2	$331.4
Fixed Income
Actively Managed	$304.0	$306.3	$306.2	$303.4	$280.8
Passively Managed (1)	8.3	9.3	9.5	13.2	12.7
Total Fixed Income	312.3	315.6	315.7	316.6	293.5
Total Alternatives/Multi-Asset Solutions (2)	86.8	96.6	97.1	102.8	110.5
Total	$697.2	$738.4	$742.2	$778.6	$735.4

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services

1Q 2022 Financial Supplement	19

Investment Management and Research - Net Flows
	For the Three Months Ended					For the Three Months Ended
(in billions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	3/31/2021	3/31/2022
Net Flows by Distribution Channel
Institutions
US	$(1.7)	$(1.9)	$1.8	$(2.0)	$0.4	$(1.7)	$0.4
Global and Non-US	2.5	2.8	(1.6)	2.4	9.8	2.5	9.8
Total Institutions	$0.8	$0.9	$0.2	$0.4	$10.2	$0.8	$10.2
Retail
US	$3.6	$5.2	$7.0	$9.4	$4.2	$3.6	$4.2
Global and Non-US	(0.9)	—	(0.4)	(3.1)	(5.2)	(0.9)	(5.2)
Total Retail	$2.7	$5.2	$6.6	$6.3	$(1.0)	$2.7	$(1.0)
Private Wealth
US	$0.8	$(0.7)	$(0.3)	$(0.4)	$1.4	$0.8	$1.4
Global and Non-US	0.9	0.8	0.7	1.1	0.8	0.9	0.8
Total Private Wealth	$1.7	$0.1	$0.4	$0.7	$2.2	$1.7	$2.2
Total Net Flows by Distribution Channel	$5.2	$6.2	$7.2	$7.4	$11.4	$5.2	$11.4
Net Flows by Investment Service
Equity Active
US	$2.0	$4.3	$4.7	$4.8	$4.7	$2.0	$4.7
Global and Non-US	1.7	1.3	0.1	3.1	(0.1)	1.7	(0.1)
Total Equity Active	$3.7	$5.6	$4.8	$7.9	$4.6	$3.7	$4.6
Equity Passive (1)
US	$(1.6)	$(1.1)	$(0.5)	$(3.2)	$(0.7)	$(1.6)	$(0.7)
Global and Non-US	(0.4)	(0.6)	0.2	(0.3)	(1.1)	(0.4)	(1.1)
Total Equity Passive (1)	$(2.0)	$(1.7)	$(0.3)	$(3.5)	$(1.8)	$(2.0)	$(1.8)
Fixed Income - Taxable (3)
US	$0.2	$(2.6)	$2.2	$(0.9)	$0.3	$0.2	$0.3
Global and Non-US	(1.0)	(2.7)	(2.1)	(3.1)	(5.0)	(1.0)	(5.0)
Total Fixed Income - Taxable	$(0.8)	$(5.3)	$0.1	$(4.0)	$(4.7)	$(0.8)	$(4.7)
Fixed Income - Tax-Exempt
US	$1.6	$1.5	$1.5	$1.4	$1.0	$1.6	$1.0
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$1.6	$1.5	$1.5	$1.4	$1.0	$1.6	$1.0
Fixed Income - Passive (1)
US	$0.2	$0.1	$0.3	$3.8	$(0.2)	$0.2	$(0.2)
Global and Non-US	—	0.8	(0.1)	(0.2)	0.6	—	0.6
Total Fixed Income - Passive (1)	$0.2	$0.9	$0.2	$3.6	$0.4	$0.2	$0.4
Alternatives/Multi-Asset Solutions (2)
US	$0.3	$0.4	$0.3	$1.1	$0.9	$0.3	$0.9
Global and Non-US	2.2	4.8	0.6	0.9	11.0	2.2	11.0
Total Alternatives/Multi-Asset Solutions (2)	$2.5	$5.2	$0.9	$2.0	$11.9	$2.5	$11.9
Total Net Flows by Investment Service	$5.2	$6.2	$7.2	$7.4	$11.4	$5.2	$11.4
Active vs. Passive Net Flows
Actively Managed
Equity	$3.7	$5.6	$4.8	$7.9	$4.6	$3.7	$4.6
Fixed Income (3)	0.8	(3.8)	1.6	(2.6)	(3.7)	0.8	(3.7)
Alternatives/Multi-Asset Solutions (2)	2.0	4.9	0.3	1.1	11.3	2.0	11.3
Total	$6.5	$6.7	$6.7	$6.4	$12.2	$6.5	$12.2
Passively Managed (1)
Equity	$(2.0)	$(1.7)	$(0.3)	$(3.5)	$(1.8)	$(2.0)	$(1.8)
Fixed Income	0.2	0.9	0.2	3.6	0.4	0.2	0.4
Alternatives/Multi-Asset Solutions (2)	0.5	0.3	0.6	0.9	0.6	0.5	0.6
Total	$(1.3)	$(0.5)	$0.5	$1.0	$(0.8)	$(1.3)	$(0.8)
Total Active vs Passive Net Flows	$5.2	$6.2	$7.2	$7.4	$11.4	$5.2	$11.4
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $1.3 billion for the second quarter of 2021.

1Q 2022 Financial Supplement	20

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	Change	3/31/2021	3/31/2022	Change

Revenues
Policy charges, fee income and premiums	$504	$507	$482	$523	$514	2.0%	$504	$514	2.0%
Net investment income (loss)	262	271	294	275	272	3.8%	262	272	3.8%
Net derivative gains (losses)	(1)	(10)	(7)	(2)	—	100.0%	(1)	—	100.0%
Investment management, service fees and other income	61	64	69	66	65	6.6%	61	65	6.6%
Segment revenues	826	832	838	862	851	3.0%	826	851	3.0%

Benefits and other deductions
Policyholders’ benefits	509	469	392	480	521	2.4%	509	521	2.4%
Interest credited to policyholders’ account balances	123	134	126	133	128	4.1%	123	128	4.1%
Commissions and distribution-related payments	34	42	44	50	41	20.6%	34	41	20.6%
Amortization of deferred policy acquisition costs	26	33	4	30	35	34.6%	26	35	34.6%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	85	78	78	104	84	(1.2)%	85	84	(1.2)%
Segment benefits and other deductions	777	756	644	797	809	4.1%	777	809	4.1%

Operating earnings (loss), before income taxes	49	76	194	65	42	(14.3)%	49	42	(14.3)%
Income taxes	(8)	(13)	(34)	(12)	(7)	12.5%	(8)	(7)	12.5%
Operating earnings (loss), before noncontrolling interest	41	63	160	53	35	(14.6)%	41	35	(14.6)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$41	$63	$160	$53	$35	(14.6)%	$41	$35	(14.6)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$138	$213	$322	$317	$311	125.4%	$138	$311	125.4%

Benefit ratio	76.5%	72.5%	61.8%	71.1%	76.3%		76.5%	76.3%

Gross written premiums	$762	$748	$754	$801	$1,033	35.5%	$762	$1,033	35.5%

Annualized premiums	$69	$67	$67	$84	$77	11.5%	$69	$77	11.5%

Total in-force face amount (in billions USD) (1)	$421.3	$422.4	$422.4	$423.2	$421.8	0.1%	$421.3	$421.8	0.1%

Notes:
(1) Total in-force face amount presented on a gross basis including ceded policies.

1Q 2022 Financial Supplement	21

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	3/31/2021	3/31/2022

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	21	10	7	7	6	21	6
Variable Universal Life	52	67	66	102	86	52	86
Term	5	4	3	4	4	5	4
Employee Benefits	20	19	18	20	21	20	21
Other (1)	—	—	1	—	—	—	—
Total	$98	$100	$95	$133	$117	$98	$117

Renewals by Product Line:
Universal Life	$201	$204	$221	$198	$181	$201	$181
Indexed Universal Life	76	75	79	80	80	76	80
Variable Universal Life	256	238	224	250	514	256	514
Term	97	94	90	98	92	97	92
Employee Benefits	30	32	41	36	43	30	43
Other (1)	4	5	4	6	6	4	6
Total	664	648	659	668	916	664	916
Total Gross Premiums	$762	$748	$754	$801	$1,033	$762	$1,033

In-force Metrics
In-force Face Amount by Product (2) (in billions):
Universal Life (3)	$48.0	$47.3	$46.7	$45.9	$44.9	$48.0	$44.9
Indexed Universal Life	28.0	28.0	28.0	27.9	27.9	28.0	27.9
Variable Universal Life (4)	128.5	129.8	130.9	132.8	132.9	128.5	132.9
Term	215.5	216.0	215.6	215.4	214.9	215.5	214.9
Whole Life	1.3	1.3	1.2	1.2	1.2	1.3	1.2
Total	$421.3	$422.4	$422.4	$423.2	$421.8	$421.3	$421.8

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	142	140	138	136	134	142	134
Indexed Universal Life	64	64	64	65	65	64	65
Variable Universal Life (4)	290	290	291	293	293	290	293
Term	268	268	267	266	264	268	264
Whole Life	17	17	17	16	16	17	16
Total	781	779	777	776	772	781	772

Protection Solutions Reserves
General Account	$18,401	$18,588	$18,584	$18,625	$18,432	$18,401	$18,432
Separate Accounts	15,387	16,281	16,080	17,012	15,883	15,387	15,883
Total	$33,788	$34,869	$34,664	$35,637	$34,315	$33,788	$34,315

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

1Q 2022 Financial Supplement	22

Investments

1Q 2022 Financial Supplement	23

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2021		March 31, 2022
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$78,216	70.9%	$72,386	69.3%
Fixed maturities, at fair value using the fair value option	1,641	1.5%	1,627	1.6%
Mortgage loans on real estate	14,033	12.7%	14,452	13.8%
Policy loans	4,024	3.6%	4,010	3.8%
Other equity investments	2,975	2.7%	3,087	3.0%
Other invested assets	3,591	3.3%	2,625	2.5%
Subtotal investment assets	104,480	94.7%	98,187	94.0%
Trading securities	631	0.6%	589	0.6%
Total investments	105,111	95.3%	98,776	94.5%
Cash and cash equivalents	5,188	4.7%	5,713	5.5%
Total	$110,299	100.0%	$104,489	100.0%

General Account Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$12,954	17.9%	$13,635	18.7%
Manufacturing	12,212	16.8%	12,430	17.1%
Utilities	6,446	8.9%	6,617	9.1%
Services	8,191	11.3%	8,373	11.5%
Energy	3,854	5.3%	3,936	5.4%
Retail and wholesale	3,390	4.7%	3,594	4.9%
Transportation	2,181	3.0%	2,339	3.2%
Other	60	0.1%	213	0.3%
Total corporate securities	49,288	67.9%	51,137	70.2%
U.S. government and agency	13,056	18.0%	8,586	11.8%
Residential mortgage-backed (2)	90	0.1%	84	0.1%
Preferred stock	41	0.1%	40	0.1%
State & municipal	586	0.8%	670	0.9%
Foreign governments	1,124	1.5%	1,121	1.5%
Commercial mortgage-backed	2,427	3.3%	3,700	5.1%
Asset-backed securities	5,933	8.2%	7,528	10.3%
Total	$72,545	100.0%	$72,866	100.0%

General Account Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$44,653	61.6%	$44,199	60.7%
Baa (NAIC Designation 2)	25,141	34.7%	25,820	35.4%
Investment grade	69,794	96.2%	70,019	96.1%
Below investment grade (NAIC Designation 3 and 4)	2,751	3.8%	2,847	3.9%
Total	$72,545	100.0%	$72,866	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

1Q 2022 Financial Supplement	24

Consolidated Results of General Account Investment Portfolio

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	March 31, 2021		March 31, 2022		December 31, 2021
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	3.19%	$577	3.29%	$598	3.40%	$2,429
Ending assets		72,679		72,866		72,545
Mortgages:
Income (loss)	4.01%	132	3.89%	139	4.08%	547
Ending assets		13,280		14,452		14,033
Other Equity Investments (1):
Income (loss)	19.76%	107	11.02%	81	20.45%	534
Ending assets		2,679		3,006		2,901
Policy Loans:
Income	5.54%	57	5.74%	58	5.01%	203
Ending assets		4,091		4,010		4,024
Cash and Short-term Investments:
Income	(0.04)%	—	(0.16)%	(1)	(0.13)%	(2)
Ending assets		2,919		2,645		1,662
Funding Agreements:
Interest expense and other		(14)		(12)		(56)
Ending (liabilities)		(10,223)		(6,088)		(6,647)
Total invested Assets:
Income	4.01%	859	3.85%	863	4.28%	3,655
Ending assets		85,425		90,891		88,518
Short Duration Fixed Maturities:
Income (loss)	3.13%	35	3.67%	1	4.48%	78
Ending assets		4,154		137		142
Total Net Investment Income:
Investment income	3.97%	894	3.85%	864	4.28%	3,733
Less: investment fees (3)	(0.13)%	(28)	(0.13)%	(29)	(0.14)%	(118)
Investment income, net	3.84%	$866	3.72%	$835	4.15%	$3,615
General Account Ending Net Assets		$89,579		$91,028		$88,660
Operating Earnings adjustments:
Funding Agreements interest expense		14		12		56
AB and other non-General Account investment income		30		29		258
Operating Net investment income (loss)		$910		$876		$3,929
Notes:

(1) Includes, as of March 31, 2021, March 31, 2022 and December 31, 2021 $480 million, $314 million and $319 million of other invested assets.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Investment fees are inclusive of investment management fees paid to AB.

1Q 2022 Financial Supplement	25

Additional Information

1Q 2022 Financial Supplement	26

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	3/31/2021	3/31/2022

TOTAL
Beginning balance	$4,243	$4,943	$4,838	$5,366	$5,491	$4,243	$5,491
Capitalization of commissions, sales and issue expenses	186	220	214	255	209	186	209
Amortization	(87)	(106)	(64)	(136)	(181)	(87)	(181)
Change in unrealized investment gains and losses	601	(219)	378	6	1,073	601	1,073
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$4,943	$4,838	$5,366	$5,491	$6,592	$4,943	$6,592

Individual Retirement
Beginning balance	$3,178	$3,390	$3,393	$3,486	$3,639	$3,178	$3,639
Capitalization of commissions, sales and issue expenses	123	149	142	159	140	123	140
Amortization	(61)	(58)	(96)	(80)	(121)	(61)	(121)
Change in unrealized investment gains and losses	150	(88)	47	74	299	150	299
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$3,390	$3,393	$3,486	$3,639	$3,957	$3,390	$3,957

Group Retirement
Beginning balance	$632	$705	$702	$757	$776	$632	$776
Capitalization of commissions, sales and issue expenses	21	22	24	33	22	21	22
Amortization	(6)	(9)	23	(10)	(14)	(6)	(14)
Change in unrealized investment gains and losses	58	(16)	8	(4)	82	58	82
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$705	$702	$757	$776	$866	$705	$866

Protection Solutions
Beginning balance	$418	$836	$732	$1,113	$1,066	$418	$1,066
Capitalization of commissions, sales and issue expenses	42	49	48	63	48	42	48
Amortization	(27)	(34)	(4)	(30)	(35)	(27)	(35)
Change in unrealized investment gains and losses	403	(119)	337	(80)	553	403	553
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$836	$732	$1,113	$1,066	$1,632	$836	$1,632

Corporate and Other
Beginning balance	$15	$12	$11	$10	$10	$15	$10
Capitalization of commissions, sales and issue expenses	—	—	—	—	(1)	—	(1)
Amortization	7	(5)	13	(16)	(11)	7	(11)
Change in unrealized investment gains and losses	(10)	4	(14)	16	139	(10)	139
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$12	$11	$10	$10	$137	$12	$137

1Q 2022 Financial Supplement	27

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) certain changes in the fair value of the derivatives and other securities we use to hedge these features; (ii) the effect of benefit ratio unlock adjustments, including extraordinary economic conditions or events such as COVID-19; (iii) changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization on our SCS product; and (iv) DAC amortization for the SCS variable annuity product arising from near-term fluctuations in index segment returns;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses associated with equity securities, certain legal accruals; and a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

1Q 2022 Financial Supplement	28

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE
We calculate Non-GAAP Operating ROE by dividing Non-GAAP operating earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred dividends by diluted common shares outstanding.

1Q 2022 Financial Supplement	29

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	3/31/2021	3/31/2022

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$(1,488)	$123	$672	$254	$573	$(1,488)	$573
Adjustments related to:
Variable annuity product features	2,267	1,193	172	513	(601)	2,267	(601)
Investment gains (losses), net	(183)	(420)	(164)	(100)	326	(183)	326
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	34	26	27	33	19	34	19
Other adjustments (1) (2) (3)	524	7	141	45	220	524	220
Income tax (expense) benefit related to above adjustments	(555)	(171)	(35)	(103)	8	(555)	8
Non-recurring tax items	1	—	5	7	3	1	3
Non-GAAP Operating Earnings	$600	$758	$818	$649	$548	$600	$548

Net income (loss) attributable to Holdings (4)	$(3.43)	$0.29	$1.62	$0.63	$1.46	$(3.43)	$1.46
Less: Preferred stock dividends	0.03	0.06	0.03	0.07	0.03	0.03	0.03
Net income (loss) available to Holdings' common shareholders	(3.46)	0.23	1.59	0.56	1.43	(3.46)	1.43
Adjustments related to:
Variable annuity product features	5.22	2.79	0.41	1.27	(1.53)	5.22	(1.53)
Investment gains (losses), net	(0.42)	(0.98)	(0.41)	(0.25)	0.83	(0.42)	0.83
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.08	0.06	0.07	0.08	0.05	0.08	0.05
Other adjustments (1) (2) (3)	1.21	0.01	0.35	0.11	0.55	1.21	0.55
Income tax (expense) benefit related to above adjustments	(1.28)	(0.40)	(0.08)	(0.25)	0.02	(1.28)	0.02
Non-recurring tax items	—	—	0.01	0.02	0.01	—	0.01
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders (4)	$1.35	$1.71	$1.94	$1.54	$1.36	$1.35	$1.36

Book Value per common share
Book Value per common share	$21.32	$24.20	$25.00	$25.45	$16.64	$21.32	$16.64
Less: Per share impact of AOCI	1.73	4.72	4.64	5.12	(4.65)	1.73	(4.65)
Book value per common share (ex. AOCI)	$19.59	$19.48	$20.37	$20.33	$21.29	$19.59	$21.29

Notes:
(1) Includes Separation Costs of $21 million for the three months ended March 31, 2021. Separation costs were completed during 2021. The impact per common share is $0.05 for the three months ended March 31, 2021.
(2) Includes certain legal accruals related to the cost of insurance litigation of $59 million and $180 million for the three months ended March 31, 2022 and 2021, respectively. The impact per common share is $0.15 and $0.41, respectively. Includes policyholder benefit costs of $75 million for the three months ended March 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. The impact per common share is $0.19. No adjustments were made to prior period non-GAAP operating EPS as the impact was immaterial.
(3) Includes Non-GMxB related derivative hedge losses of ($2) million and $244 million for the three months ended March 31, 2022 and 2021, respectively. The impact per common share is ($0.00) and $0.56 for the three months ended March 31, 2022 and 2021, respectively.
(4) For periods with a net loss, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

1Q 2022 Financial Supplement	30

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$(7,524)	$(3,382)	$(1,931)	$(439)	$1,622
Adjustments related to:
Variable annuity product features	13,048	8,519	7,071	4,145	1,277
Investment (gains) losses	(923)	(1,174)	(1,321)	(867)	(358)
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	116	114	110	120	105
Other adjustments	781	713	788	717	413
Income tax (expense) benefits related to above adjustments	(2,735)	(1,718)	(1,396)	(864)	(301)
Non-recurring tax items	(396)	(398)	(397)	13	15
Non-GAAP Operating Earnings	$2,367	$2,674	$2,924	$2,825	$2,773

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$(7,524)	$(3,382)	$(1,931)	$(439)	$1,622
Less: Preferred stock	(53)	(69)	(72)	(79)	(80)
Net income (loss) available to Holdings' common shareholders	$(7,577)	$(3,451)	$(2,003)	$(518)	$1,542
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$10,868	$9,716	$8,816	$8,193	$8,140

Return on Equity (ex. AOCI)	(69.7)%	(35.5)%	(22.7)%	(6.3)%	18.9%

Non-GAAP Operating Earnings	$2,367	$2,674	$2,924	$2,825	$2,773
Less: Preferred stock	(53)	(69)	(72)	(79)	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$2,314	$2,605	$2,852	$2,746	$2,693
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$10,868	$9,716	$8,816	$8,193	$8,140

Non-GAAP Operating Return on Equity (ex. AOCI)	21.3%	26.8%	32.4%	33.5%	33.1%

1Q 2022 Financial Supplement	31

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$17,498	$17,300	$15,576	$10,693	$11,732	$11,680	$11,519	$7,954
Less: Preferred Stock	775	1,269	1,269	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	16,723	16,031	14,307	9,131	10,170	10,118	9,957	6,392
Less: Accumulated other comprehensive income (loss)	3,928	4,188	3,863	740	1,983	1,876	2,004	(1,787)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$12,795	$11,843	$10,444	$8,391	$8,187	$8,242	$7,953	$8,179

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	16,469	17,059	17,589	15,267	13,825	12,420	11,406	10,721
Less: Preferred Stock	581	899	1,022	1,219	1,416	1,489	1,562	1,562
Total equity attributable to Holdings' common shareholders	15,888	16,160	16,567	14,048	12,410	10,932	9,844	9,159
Less: Accumulated other comprehensive income (loss)	2,152	2,812	3,567	3,180	2,694	2,116	1,651	1,019
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$13,736	$13,348	$13,000	$10,868	$9,716	$8,816	$8,193	$8,140

1Q 2022 Financial Supplement	32

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

1Q 2022 Financial Supplement	33

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Barclays		Tracy Benguigui			1 (212) 526-1561
Credit Suisse		Andrew Kligerman			1 (212) 325-5069
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
Goldman Sachs		Alex Scott			1 (212) 902-9592
Jefferies		Suneet Kamath			1 (212) 778-8602
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
RBC Capital Markets		Mark Dwelle			1 (804) 782-4008
Truist Securities		Mark Hughes			1 (615) 748-4422
UBS		Brian Meredith			1 (212) 713-2492
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Jan '22	Nov '21	Aug '21

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A2
Equitable Financial Life Insurance Company of America			A	A+	A2

Credit Ratings:
Equitable Holdings, Inc.			—	BBB+	Baa2
AllianceBernstein L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Işıl Müderrisoğlu	Thomas Lewis			Matt Asensio
(212) 314-2476	(212) 314-4638			(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '21, Moody’s as of Dec '21.

1Q 2022 Financial Supplement	34